UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

November 12, 2015

BPZ Resources, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-12697	33-0502730
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10497 Town and Country Way, Suite 700

Houston, Texas 77024

(Address of Principal Executive Offices)

(713) 239-1154

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership.

(b) As previously announced, on March 9, 2015, BPZ Resources, Inc. (the “Company”) filed a voluntary petition in the United States Bankruptcy Court for the Southern District of Texas Victoria Division (the “Bankruptcy Court”) seeking relief under the provisions of Chapter 11 of Title 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the proceeding In re BPZ Resources, Inc., Case No. 15-60016 (the “Bankruptcy Case”). Additional information regarding the Bankruptcy Case can be found at www.bpzenergy.com and www.kccllc.net/bpz.

On October 1, 2015, the Company filed with the Bankruptcy Court a Second Amended Plan of Liquidation (the “Plan”) and related amended disclosure statement pursuant to Chapter 11 of the Bankruptcy Code. On November 12, 2015, the Bankruptcy Court entered its Order Finally Approving Second Amended Disclosure Statement and Confirming Second Amended Chapter 11 Plan (the “Confirmation Order”) of the Company. On November 13, 2015, the Company filed with the Bankruptcy Court a Notice of (I) Entry of Confirmation Order and (II) Establishing Deadline for Filing of Rejection Claims. The Plan is attached hereto as Exhibit 2.1 and the Plan is incorporated in this Item 1.03 by reference. A copy of the Confirmation Order and the Notice of (I) Entry of Confirmation Order and (II) Establishing Deadline for Filing of Rejection Claims are attached as Exhibits 99.1 and 99.2, respectively.

Summary of Plan

The following is a summary of the material terms of the Plan, as confirmed by the Bankruptcy Court. The summary is qualified in its entirety by reference to the Plan. Capitalized terms used but not defined herein have the meanings given to them in the Plan.

The Effective Date of the Plan will be the date selected by the Company, in consultation with the official committee of unsecured creditors, following the Confirmation Date on which all conditions to consummation of the Plan shall have been satisfied or waived as provided in the Plan.

The Plan is a liquidating plan that provides, among other things, that (i) all, or substantially all, of the Company’s assets will be transferred to a liquidating trust (the “Liquidating Trust”) for the benefit of the Company’s creditors, (ii) a Liquidating Trustee will be appointed for the purpose of liquidating and distributing all of the Company’s remaining assets to holders of Allowed Claims in accordance with the terms of the Plan and (iii) all existing equity interests in the Company will be terminated and holders of equity interests will receive no distribution under the Plan.

Share Information

As of the Effective Date, or as soon as practicable thereafter, and without the need for any further order of the Bankruptcy Court, action or formality which might otherwise be required under applicable non-bankruptcy laws, the Company may be (a) dissolved without the need for any filings with the Secretary of State or other governmental official in the Company’s state of incorporation, or (b) merged into or with the Liquidating Trust; provided, however, the Company shall maintain its corporate existence until such time as Perupetro S.A. has approved the replacement of the Company as corporate guarantor under the Block Z-1 License Agreement as required under the Purchase and Sale Agreement between the Company and Zedd Energy Holdco Ltd., a Cayman Islands exempted limited company, as purchaser.

Immediately prior to the confirmation of the Plan, the Company had 250,000,000 authorized shares of common stock, no par value, of which 118,663,139 were issued and outstanding, and 25,000,000 authorized shares of preferred stock, no par value, none of which were issued and outstanding. As a result of the Plan becoming effective, all of the Company’s outstanding shares of common stock will be cancelled and extinguished without consideration as of the Effective Date and have no value. No shares are being reserved for future issuance in respect of claims and interests filed or allowed under the Plan; provided, however, the Liquidating Debtor Representative will receive and hold one share of the common stock for purpose of maintaining the Company’s corporate existence pending dissolution. Therefore all of the existing equity interests, including common stock, of the Company are worthless, and there is no value to the conversion rights of the Company’s convertible debt.

Assets and Liabilities

In its most recent monthly operating report filed with the Bankruptcy Court on October 20, 2015, the Company reported total assets of $99,470,024.67 and total liabilities of $613,339,226.26 as of September 30, 2015.

Item 3.03 Material Modifications to the Rights of Security Holders.

Pursuant to the Plan, all outstanding equity interests of the Company, including but not limited to all outstanding shares of common stock, options, warrants or contractual or other rights to acquire any equity interests, are cancelled and extinguished on the Effective Date.

Item 5.01 Changes in Control of the Registrant.

As of the Effective Date, following consummation of the Plan, the Liquidating Debtor Representative will hold one share of the Company’s common stock and the Liquidating Trust will hold all of the assets of the Company for the purpose of winding down the Company’s remaining affairs.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)     As of the Effective Date, and as contemplated by the Plan, the Company’s Board of Directors will be dissolved and its officers will be discharged. Accordingly, each of the Company’s directors, James B. Taylor, Stephen C. Beasley, Stephen R. Brand, Jerelyn Eagan, John J. Lendrum III, Robert L. Sovine, Richard J. Spies, and Dennis G. Strauch, and the Company’s remaining officer, J. Durkin Ledgard, will cease to be directors and officers on the Effective Date.

Cautionary Note Regarding Forward-Looking Statements

Certain statements and information included herein may constitute “forward-looking statements,” as such term is defined in Section 21E of the Securities Exchange Act of 1934, as amended, relating to future events of the Company. Such statements are only predictions and involve risks and uncertainties, resulting in the possibility that actual events or performance will differ materially from such predictions as a result of certain risk factors. As such, readers are cautioned not to place undue reliance on forward-looking statements, which speak only to management’s plans, assumptions and expectations as of the date hereof. Please refer to the Company’s Annual Report on Form 10-K for year ended December 31, 2014, filed with the SEC on March 16, 2015 and other SEC filings for a discussion of material risk factors and additional information on factors which may cause the Company’s future results to materially vary from such forward-looking statements. The Company disclaims any duty to update or alter any forward-looking statements, except as required by applicable law.

Cautionary Statements Regarding Bankruptcy Proceedings

As previously disclosed on Form 8-K filed with the SEC on August 6, 2015, after the closing of the Purchase and Sale Agreements authorized by the Bankruptcy Court and described therein, the Company has no further business operations. The only remaining assets to liquidate are non-operating assets consisting of the three GE LM 6000 PD gas fired turbine packaged power units, which have been transferred from a subsidiary to the Company in preparation for sale and liquidation. The Amended Plan of Liquidation has been approved. It is expected that the Amended Plan of Liquidation will become effective before year end 2015.

Following the Effective Date, all of the Company’s remaining assets will be liquidated and the Company will be dissolved. As a result of the Confirmation Order, the holders of the Company’s capital stock will receive no distribution on account of their interests and cancellation of their existing stock. Accordingly, even though the Company’s common stock may continue to be quoted on the OTC Pink Marketplace, it has no underlying asset value and the Company’s shareholders should not view the trading activity of its common stock on the OTC Pink Marketplace or any other market or trading platform as being indicative of the value the Company’s shareholders will receive, if any, as part of the Bankruptcy Case or in connection with any liquidation.

Ongoing Reporting to Shareholders

The Company has suspended and plans to continue to suspend the filing of its regular SEC periodic reports on Forms 10-Q and 10-K given the Company has ceased to have an operating business based on the facts described above, and the likelihood that shareholders will receive no value for their shares. The Company will, however, continue filing Forms 8-K with respect to material developments concerning the Company until it has disposed of all remaining assets and is dissolved, as expected under state law. In connection with the Confirmation Order, the Company intends to file a Form 15 with the Securities and Exchange Commission to terminate the registration of its common stock under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and suspend its reporting obligations thereunder.  Upon filing a Form 15, the Company will immediately cease filing any further periodic reports under the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 2.1	Second Amended Plan of Liquidation for BPZ Resources, Inc.

Exhibit 99.1	Order Finally Approving Second Amended Disclosure Statement and Confirming Second Amended Chapter 11 Plan

Exhibit 99.2	Notice of (I) Entry of Confirmation Order and (II) Establishing Deadline for Filing of Rejection Claims

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BPZ RESOURCES, INC.
(Registrant)

Dated: November 18, 2015	By:	/s/ J. Durkin Ledgard
	Name:	J. Durkin Ledgard
	Title:	Chief Legal, Administrative and Commercial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 2.1	Second Amended Plan of Liquidation for BPZ Resources, Inc.

Exhibit 99.1	Order Finally Approving Second Amended Disclosure Statement and Confirming Second Amended Chapter 11 Plan

Exhibit 99.2	Notice of (I) Entry of Confirmation Order and (II) Establishing Deadline for Filing of Rejection Claims